EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
   Acies Corporation
   New York, New York

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 our report dated June 29, 2004 included herein for the two years ended March 31, 2004.

We also consent to the references to us under the heading "Experts" in such Document.

March 3, 2005

/s/ Malone & Bailey, PC

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas